Financial - risk management objectives and policies (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of financial risk management objectives and policies [Line Items]
Increase in exchange rate basis points	10.00%	10.00%	10.00%
Decrease in exchange rate basis points	(10.00%)	(10.00%)	(10.00%)
Exchange rate increased effect on income	$ 2,474	$ (924)	$ 6,233
Exchange rate decreased effect on income	$ (2,459)	$ 926	$ (7,618)